SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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SINO-GLOBAL SHIPPING AMERICA, LTD.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sino-Global Shipping America, Ltd.
136-56 39th Avenue, Room #305
Flushing, New York 11354

NOTICE OF FISCAL YEAR 2012 ANNUAL MEETING OF SHAREHOLDERS

November 14, 2011, at 10:00 a.m., Eastern Time

To the shareholders of Sino-Global Shipping America, Ltd.:

It is my pleasure to invite you to attend our Fiscal Year 2012 Annual Meeting of Shareholders on November 14, 2011, at 10:00 a.m., Eastern Time. The meeting will be held at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, Flushing, NY 11354 USA.

The matters to be acted upon at the meeting are as follows (as described more fully in the accompanying proxy statement:

(1)	To elect two Class II members of the Board of Directors, to serve a term expiring at the Annual Meeting of the Shareholders in 2015 or until their successors are duly elected and qualified;
(2)	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012; and
(3)	To transact any other business properly coming before the meeting.

At the meeting, we will also report on the Company’s performance and operations during the fiscal year ended June 30, 2011 and respond to shareholder questions. A copy of our 2011 Annual Report on Form 10-K is enclosed.

You may vote if you were a shareholder of record on October 24, 2011. Your vote is very important. Whether or not you plan to attend the annual meeting of shareholders, we urge you to vote and submit your proxy by telephone, the internet or by mail. If you are a registered shareholder and attend the meeting, you may revoke your proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy. Thank you for your support.

Sincerely,
/s/ Apple Liang Apple Liang Secretary

This Notice and the Proxy Statement are first being mailed to shareholders on or about October 28, 2011.

ABOUT THE 2012 ANNUAL MEETING OF SHAREHOLDERS
What am I voting on?
You will be voting on the following:
(1) The election of two Class II members of the Board of Directors, to serve a term expiring at the Annual Meeting of Shareholders in 2015 or until their successors are duly elected and qualified;
(2) The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012; and
(3) The transaction of any other business properly coming before the meeting.
Who is entitled to vote?
You may vote if you owned shares of the Company’s common stock as of the close of business on October 24, 2011. Each share of common stock is entitled to one vote. As of October 24, 2011, we had 2,903,841 shares of common stock outstanding.
How do I vote before the meeting?
If you are a registered shareholder, meaning that you hold your shares in certificate form, you have three voting options:
(1) By Internet, which we encourage if you have Internet access, at the address shown on your proxy card;
(2) By phone, at 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions; or
(3) By mail, by completing, signing and returning the enclosed proxy card.
If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.
May I vote at the meeting?
If you are a registered shareholder, you may vote your shares at the meeting if you attend in person. If you hold your shares through an account with a bank or broker, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the Internet, by telephone or by mail.
Can I change my mind after I return my proxy?
You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the meeting, (2) voting again over the Internet prior to 11:59 p.m., Eastern Time, on November 13, 2012, (3) voting again via the telephone prior to 11:59 p.m., Eastern Time, on November 13, 2012, or (4) voting at the meeting if you are a registered shareholder or have obtained a legal proxy from your bank or broker.

What if I return my proxy card but do not provide voting instructions?
Proxies that are signed and returned but do not contain instructions will be voted (1) FOR the election of the nominees for Class II directors; (2) FOR the ratification of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012; and (3) in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.
What does it mean if I receive more than one proxy card or instruction form?
It indicates that your shares are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account by telephone or on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact your bank or broker and request consolidation.
Will my shares be voted if I do not provide my proxy or instruction form?
If you are a registered shareholder and do not provide a proxy, you must attend the meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012 is considered a routine matter for which brokerage firms may vote without specific instructions. However, election of directors is no longer considered a routine matter for which brokerage firms may vote without specific instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. Shares that a broker is not authorized to vote are counted as “broker non-votes.”
How can I attend the meeting?
The meeting is open to all holders of the Company’s common stock as of October 24, 2011.
May shareholders ask questions at the meeting?
Yes. Representatives of the Company will answer questions of general interest at the end of the meeting.
How many votes must be present to hold the meeting?
Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of October 24, 2011 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

How many votes are needed to approve the Company’s proposals?
Proposal 1. The nominees receiving the highest number of “For” votes will be elected as directors. This number is called a plurality. Shares not voted will have no impact on the election of directors. The proxy given will be voted “For” the nominee for director unless a properly executed proxy card is marked “Withhold” as to a particular nominee for director.
Proposal 2. The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012 requires that a majority of the votes cast at the meeting be voted “For” the proposal. A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted.

Proposal One
Election Of Directors And Director Biographies
(Item 1 On The Proxy Card)
A brief biography of each Director in each Class follows. You are asked to vote for the nominees to serve as Class II members of the Board of Directors. The candidates for the Board have consented to serve if elected. The terms of the Class I member of the Board of Directors continues until 2014 and the terms of the Class III members of the Board of Directors continue until 2013.
Nominees for election as Class II members of the Board of Directors to serve a three year term expiring in 2015:
Cao Lei Chief Executive Officer and Director Age — 47 Director since 2001
Mr. Cao is our Chief Executive Officer and a Director. Mr. Cao founded Sino-Global Shipping Agency Ltd. (“Sino-China”) in 2001 and has been the Chief Executive Officer since that time. Mr. Cao has been Chief Executive officer of our company since its formation. Prior to founding Sino-China, Mr. Cao was a Chief Representative of Wagenborg-Lagenduk Scheepvaart BV, Holland, from 1992 – 1993, Director of the Penavico-Beijing’s shipping agency from 1987 through 1992, and a seaman for Cosco-Hong Kong from 1984 through 1987. Mr. Cao received his EMBA degree in 2009 from Shanghai Jiao Tong University. Mr. Cao was chosen as a director because he is the founder of our company and we believe his knowledge of our company and years of experience in our industry give him the ability to guide our company as a director.
Joseph Jhu Independent Director Age — 59 Director since 2009
Mr. Jhu joined our Board of Directors in 2009. He was the president and a member of the board of directors of First Steamship Company Limited (Taiwan Stock Exchange: 2601) from 2001 through 2007. From 1993 through 2001, Mr. Jhu served as general manager, vice president and deputy managing director to Shougang Concord International Transport Ltd, a wholly owned subsidiary of Shougang International (Hong Kong Stock Exchange: 00697), during which time he was also seconded to Associated Bulk Carriers Limited to serve as its finance director. From 1983 through 1993, Mr. Jhu served as an officer, assistant manager, deputy manager, manager, senior manager and assistant vice president of finance for Chinese Maritime Transport Limited (Taiwan Stock Exchange: 2612). Mr. Jhu earned his bachelor’s degree in Transportation Management from National Chen-Kun University in Tainan, Taiwan; his Master’s of Business Administration from Central State University in Edmond, Oklahoma; and his Master’s of Science from the State University of New York, Maritime College at

Fort Schuyler. Mr. Jhu was chosen as a director because of his extensive management experience and experience on another public company board.
Class I member of the Board of Directors whose term continues to 2014:
Dennis O. Laing Independent Director Age — 65 Director since 2007
Mr. Laing joined our Board of Directors in 2007. Mr. Laing has practiced law in Richmond, Virginia for over 30 years. Mr. Laing’s law practice centers upon business and corporate law with a special interest in the energy, healthcare and technology sectors. Mr. Laing received a bachelor’s degree in government from the University of Virginia and a law degree from the University of Richmond. Mr. Laing currently serves as a director of eFuture Information Technology Inc., an enterprise solutions software and services company that is listed on the NASDAQ Capital Market and Recon Technology, Ltd., an oil and gas automation services company that is listed on the NASDAQ Capital Market. Mr. Laing has been chosen as a director because we believe his legal experience as well as his experience serving on the boards of other Chinese companies listed in the U.S. will be beneficial to the guidance of our company.
Class III members of the Board of Directors whose terms continue to 2013:
Wang Jing Independent Director Age — 63 Director since 2007
Mr. Wang joined our Board of Directors in 2007. Mr. Wang currently serves as Chief Economist to China Minsheng Banking Corp., Ltd. and has held this position since December 2002. Mr. Wang was a Chinese Project Advisor for the World Bank from 1990 until 1994. From 1998 through 2000, Mr. Wang was the vice director of Tianjin Security and Futures Supervision Office, in charge of initial public offerings and listing companies. Mr. Wang is an independent director for Tianjin Binhai Energy & Development Co. Ltd., (Shenzhen Stock Exchange: 000695); Tianjin Marine Shipping Co., Ltd. (Shanghai Stock Exchange: 600751); and ReneSola Company (London Stock Exchange: SOLA). Mr. Wang received a Bachelor degree in Economics from Tianjin University of Finance and Economics. Mr. Wang was chosen as a director because of his economics background and experience working with public companies.

Zhang Mingwei Chief Financial Officer and Director Age — 58 Director since 2007
Mr. Zhang has extensive knowledge and experience in accounting from the perspective as an academician and a practicing accountant. Mr. Zhang joined our company as its Chief Financial Officer and a Director in September 2007. He also currently serves as a professor at the School of Accounting at Tianjin University of Finance and Economics, a position he assumed in August 2007. From May 2001 until December 2007, Mr. Zhang was a partner in Baker Tilly China, an international public accounting firm. From July 1994 to June 2003, he served as a Lecturer at Monash University in Australia. Mr. Zhang received a Bachelor’s degree and a Master’s degree in Accounting from Tianjin University of Finance and Economics. He also received a Master’s degree in Commerce from The University of Newcastle. Mr. Zhang is a Certified Management Accountant in Australia. Mr. Zhang was chosen as a director because of his financial experience and because he is an experienced member of our management team with an in-depth awareness of our financial capabilities.
Involvement in Certain Legal Proceedings
To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.
Board Leadership Structure
Mr. Cao Lei currently holds both the positions of Chief Executive Officer and Chairman of the Board. These two positions have not been consolidated into one position; Mr. Cao simply holds both positions at this time. The Board of Directors believes that Mr. Cao’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its shareholders. Mr. Cao possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers and suppliers.

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company as such we deem it appropriate to be able to benefit from the guidance of Mr. Cao as both our Chief Executive Officer and Chairman of the Board.
Risk Oversight
Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as he plays a key role in the risk oversight of the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF
THE CLASS II NOMINEES TO THE BOARD OF DIRECTORS.

Proposal Two
Ratification Of The Appointment Of Friedman LLP
(Item 2 On The Proxy Card)
What am I voting on?
A proposal to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012. The Audit Committee of the Board of Directors has appointed Friedman LLP to serve as the Company’s fiscal 2012 independent registered public accounting firm. Although the Company’s governing documents do not require the submission of this matter to shareholders, the Board of Directors considers it desirable that the appointment of Friedman LLP be ratified by shareholders.
What services does Friedman LLP provide?
Audit services provided by Friedman LLP for fiscal 2011 included the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC. In addition, Friedman LLP provided certain services relating to the Company’s quarterly reports.
Will a representative of Friedman LLP be present at the meeting?
One or more representatives of Friedman LLP will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to questions from shareholders.
What if this proposal is not approved?
If the appointment of Friedman LLP is not ratified, the Audit Committee of the Board of Directors will reconsider the appointment.

WE RECOMMEND THAT YOU VOTE FOR THE
RATIFICATION OF FRIEDMAN LLP AS THE COMPANY’S
FISCAL 2012 INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

Board of Directors and Corporate Governance Information
What if a nominee is unwilling or unable to serve?
Each of the nominees listed in the Proxy Statement has agreed to serve as a director, if elected. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board of Directors.
How are directors compensated?
Non-employee directors are entitled to receive $4,500 per Board of Directors meeting attended. In addition, non-employee directors are entitled to receive compensation for their actual travel expenses for each Board of Directors meeting attended, not to exceed $6,000 per meeting or $12,000 per year per director.
How does the Board determine which directors are independent?
The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).
What role does the Corporate Governance Committee play in selecting nominees to the Board of Directors?
Two of the primary purposes of the Board’s Corporate Governance Committee are (i) to develop and implement policies and procedures that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders and (ii) to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the annual meeting of shareholders. The Corporate Governance Committee is also responsible for considering candidates for membership on the Board of Directors submitted by eligible shareholders. The Corporate Governance Committee’s charter is available on the Company’s website at www.sino-global.com and in print upon request. The Corporate Governance Committee of the Company’s Board of Directors was the only entity or person to nominate and/or recommend any of the director nominees.
Are the members of the Corporate Governance Committee independent?
Yes. All members of the Corporate Governance Committee have been determined to be independent by the Board of Directors.

How does the Corporate Governance Committee identify and evaluate nominees for director?
The Corporate Governance Committee considers candidates for nomination to the Board of Directors from a number of sources. Current members of the Board of Directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Corporate Governance Committee also considers candidates recommended by current members of the Board of Directors, members of management or eligible shareholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting.
The Corporate Governance Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or “fit” of such candidate with existing members of the Board of Directors and management. The Corporate Governance Committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees; however, the corporate governance committee does consider diversity of opinion and experience when nominating directors.
What are the Corporate Governance Committee’s policies and procedures for considering director candidates recommended by shareholders?
The Corporate Governance Committee will consider all candidates recommended by eligible shareholders. An eligible shareholder is a shareholder (or group of shareholders) who owns at least 5% of the Company’s outstanding shares and who has held such shares for at least one year as of the date of the recommendation. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, New York 11354:
• a recommendation that identifies the name and address of the shareholder and the person to be nominated;
• documentation establishing that the shareholder making the recommendation is an eligible shareholder;
• the written consent of the candidate to serve as a director of the Company, if elected;
• a description of all arrangements between the shareholders and such nominee pursuant to which the nomination is to be made; and
• such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

Upon timely receipt of the required documents, the Company’s Secretary will determine whether the shareholder submitting the recommendation is an eligible shareholder based on such documents. If the shareholder is not an eligible shareholder, the Corporate Governance Committee may, but is not obligated to, evaluate the candidate and consider such candidate for nomination to the Board of Directors.
If the candidate is to be evaluated by the Corporate Governance Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.
What are the minimum qualifications required to serve on the Company’s Board of Directors?
All members of the Board of Directors must possess the following minimum qualifications as determined by the Corporate Governance Committee:
• A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;
• A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;
• A director must have a record of professional accomplishment in his or her chosen field; and
• A director must be prepared and able to participate fully in Board activities, including membership on committees.
What other considerations does the Corporate Governance Committee consider?
The Corporate Governance Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board of Directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.
How may shareholders communicate with the members of the Board of Directors?
Shareholders and others who are interested in communicating directly with members of the Board of Directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors
c/o Apple Liang, Secretary
Sino-Global Shipping America, Ltd.
136-56 39th Avenue, Room #305
Flushing, New York 11354

Does the Company have a Code of Conduct?
The Company has adopted a Code of Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Conduct is available on the Company’s web site at www.sino-global.com and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its web site.
How often did the Board meet in fiscal 2011?
The Board of Directors met a total of four times, at regular meetings, during fiscal 2011. The Compensation Committee, the Audit Committee and the Corporate Governance Committee each met one time during fiscal 2011. Each incumbent director attended all of the meetings of the Board of Directors and of the standing committees of which he or she was a member during fiscal 2011. The Board invites, but does not require, directors to attend the annual meeting of shareholders.
What are the committees of the Board?
During fiscal 2011, the Board of Directors had standing Audit, Corporate Governance, and Compensation Committees. The members of each of the Committees as of October 24, 2011, their principal functions and the number of meetings held during the fiscal year ended June 30, 2011 are shown below.
Compensation Committee
The members of the Compensation Committee are:
Dennis O. Laing Joseph Jhu, Chairman Wang Jing
The Compensation Committee held one meeting during the fiscal year ended June 30, 2011. The Compensation Committee’s charter is available on the Company’s website at www.sino-global.com and in print upon request. The Compensation Committee’s principal responsibilities include:
• Making recommendations to the Board of Directors concerning executive management organization matters generally;

•

In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers; provided, however, that the Committee shall have full decision-making powers with respect to compensation for executive officers to the extent such compensation is intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code;

• Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;

•

Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and

• Administering the Company’s formal incentive compensation programs, including equity based plans.
The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.
Audit Committee
The members of the Audit Committee are:
Dennis O. Laing Joseph Jhu Wang Jing, Chairman
The Audit Committee held one meeting during the fiscal year ended June 30, 2011. The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Mr. Wang qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:
• Review and recommend to the directors the independent auditors to be selected to audit the financial statement of the Company;

•

Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•

Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

• Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

•

Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

•

Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

• Review accounting and financial human resources and succession planning within the Company;
• Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and
• Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.
The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
Corporate Governance Committee
The members of the Corporate Governance Committee are:
Dennis O. Laing, Chairman Joseph Jhu Wang Jing
The Corporate Governance Committee had one meeting during the fiscal year ended June 30, 2011. All members of the Corporate Governance Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Corporate Governance Committee undertakes to:

•

Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of shareholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by shareholders of the Company;

• Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors;

• Oversee the process of evaluation of the performance of the Company’s Board of Directors and committees;
• Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees;

•

Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees; and

• Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.
The Board of Directors has determined to provide a process by which shareholders may communicate with the Board as a whole, a Board committee or individual director. Shareholders wishing to communicate with the Board as a whole, a Board committee or an individual member may do so by sending a written communication addressed to the Board of Directors of the Company or to the committee or to an individual director, c/o Apple Liang, Secretary, Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, New York 11354. All communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the addressee not later than the next regular Board meeting.
Management — Business History of Executive Officers
For information as to the business history of our Chief Executive Officer Mr. Cao and our Chief Financial Officer Mr. Zhang, see the section “Proposal One: Election of Directors” elsewhere in this Proxy Statement.
Employment Agreements With The Company’s Named Executive Officers
Sino-China has employment agreements with each of Mr. Cao Lei and Mr. Zhang Mingwei. Both Mr. Cao’s and Mr. Zhang’s employment agreements provide for long-term employment, without a definite term. Under Chinese law, these employment agreements may only be terminated without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement are scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us.

Summary Compensation Table
The following table shows the annual compensation paid by us to Mr. Cao Lei, our Principal Executive Officer, and Mr. Zhang Mingwei, our Principal Accounting and Financial Officer, for the years ended June 30, 2011 and 2010. No other officer had a salary during either of the previous two years of more than $100,000.

Name	Year	Salary US$	Bonus US$	Securities-based compensation US$		All other compensation US$	Total US$
Cao Lei, Principal Executive Officer	2011	181,323	—	—	(1)	—	181,323
	2010	163,857	—	—	(1)	—	163,857
Zhang Mingwei, Principal Accounting and Financial Officer	2011	110,787	—	—	(1)	—	110,787
	2010	101,344	—	—	(1)	—	101,344

(1)	We granted each of Mr. Cao and Mr. Zhang options to purchase 36,000 shares of our common stock for $7.75 per share. We granted these options on May 20, 2008. Although we recognize $53,114 in compensation expense for these options as 7,200 options vested for each of Mr. Cao and Mr. Zhang in each of fiscal 2010 and 2011, changes in SEC disclosure requirements require us to disclose the grant date fair value of these shares. As the grant was made in fiscal 2008, the amount is not reflected in this summary compensation table.

Outstanding Equity Awards at Fiscal Year-End

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	138,000	$7.43	164,903

Audit Committee Report And Fees Paid to Independent Registered Public Accounting Firm
Who served on the Audit Committee of the Board of Directors?
The members of the Audit Committee as of June 30, 2011 were Dennis O. Laing, Joseph Jhu and Wang Jing. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. The Board of Directors has determined that Mr. Wang, who is an independent director, is an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Exchange Act.
What document governs the activities of the Audit Committee?
The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.sino-global.com under Investor Relations.
How does the Audit Committee conduct its meetings?
During fiscal 2011, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit

Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of Friedman LLP and the Company’s Controller, at which meetings candid discussions of financial management, accounting and internal control issues took place.
Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?
The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers the audit and review reports prepared by the independent registered public accounting firm about the Company’s quarterly and annual reports, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.
What is the role of the Audit Committee in connection with the financial statements and controls of the Company?
Management of the Company has primary responsibility for the financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s financial statements and internal control over financial reporting. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Committee under its charter. The Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.
What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal 2011?
The Audit Committee has:
• reviewed and discussed the audited financial statements with the Company’s management; and

•

discussed with Friedman LLP, independent registered public accounting firm for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

Has the Audit Committee considered the independence of the Company’s auditors?
The Audit Committee has received from Friedman LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Friedman LLP its independence. The Audit Committee has concluded that Friedman LLP is independent from the Company and its management.
Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2011?
Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal 2011.
Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal 2011?
The Audit Committee has reviewed and discussed the fees paid to Friedman LLP during 2011 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with Friedman LLP’s independence.
Who prepared this report?
This report has been furnished by the members of the Audit Committee as of June 30, 2011:
Dennis O. Laing Joseph Jhu Wang Jing
What is the Company’s policy regarding the retention of the Company’s auditors?
The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.
Fees Paid to Independent Registered Public Accounting Firm
Audit Fees
During fiscal 2011 and 2010, the Company paid Friedman LLP’s fees in the aggregate amount of $225,000 and $243,750, respectively, for the annual audit of our financial statements and the quarterly reviews of the financial statements included in our Forms 10-Q.
Audit Related Fees
The Company not paid Friedman LLP for audit-related services in fiscal2011 and 2010.
Tax Fees
The Company has not paid Friedman LLP for tax services in fiscal 2011 and 2010.
All Other Fees
The Company has not paid Friedman LLP for any other services in fiscal 2011 and 2010.

Beneficial Ownership Of Common Stock
This table below contains certain information about officers, directors and beneficial owners known to the Company as of October 24, 2011 of more than 5% of the Company’s outstanding shares of common stock.

Name and Address	Title of Class	Amount of Beneficial Ownership		Percentage Ownership
Mr. Cao Lei(1)	common	1,405,640	(2)	48.4%
Mr. Zhang Mingwei(1)	common	75,600	(2)	2.6%
Mr. Wang Jing(1)	common	6,000	(3)	0.2%
Mr. Dennis O. Laing(1)	common	6,000	(3)	0.2%
Mr. Joseph Jhu(1)	common	4,000	(4)	0.1%
All current executive officers and directors as a group (5 persons)	common	1,497,240		51.6%
Mr. Daniel E. Kern(5)	common	389,100	(6)	13.4%

(1)	The individual’s address is c/o Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, NY 11354.
(2)	Mr. Cao and Mr. Zhang each has received options to purchase 36,000 shares of the Company’s common stock, of which 21,600 underlying shares are reflected in this table because they have vested. The remaining 14,400 options will vest more than 60 days after the date hereof.
(3)	Mr. Wang and Mr. Laing each has received options to purchase 10,000 shares of the Company’s common stock, of which 6,000 underlying shares are reflected in this table because they have vested. The remaining 4,000 options will vest more than 60 days after the date hereof.
(4)	Mr. Jhu has received options to purchase 10,000 shares of the Company’s common stock, of which 4,000 underlying shares are reflected in this table because they have vested. The remaining 6,000 options will vest more than 60 days after the date hereof.
(5)	Mr. Kern’s address is 1027 Goldenrod Ave., Corona Del Mar, CA 92625.
(6)	Mr. Kern owns 176,200 shares in his individual name, 187,900 shares in the Daniel E. Kern ROTH IRA, and 25,000 shares through Kern Asset Management. Mr. Kern maintains sole voting and dispositive power as to these shares.

General
Compensation Committee Interlocks and Insider Participation
None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended June 30, 2011 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.
Compliance with Section 16(a) Beneficial Ownership Reporting Requirements
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission reports of ownership and changes in beneficial ownership of the Company’s common stock. Directors, executive officers and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company or written representations that no other reports were required, we believe that all reports were timely made.
Availability of Form 10-K and Annual Report to Shareholders
Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended June 30, 2011 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to Secretary, Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, New York 11354, by calling (718) 888-1814 or via the Internet at www.sino-global.com.
Shareholder Proposals
To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, shareholder proposals must be submitted in writing by June 30, 2012. All written proposals should be submitted to: Secretary, Sino-Global Shipping America, Ltd., 136-56 39th Avenue, Room #305, Flushing, New York 11354.
Other Proposed Actions
If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.
Solicitation by Board; Expenses of Solicitation
Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies by telephone or in person. We will also reimburse the expenses of brokers, nominees and fiduciaries that send proxies and proxy materials to our shareholders.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Cao Lei 02 Joseph Jhu

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	Proposal to ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012.	☐	☐	☐
3	Such other business as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000116623_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

SINO-GLOBAL SHIPPING AMERICA, LTD.
Fiscal Year 2012 Annual Meeting of Shareholders
November 14, 2011 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Cao Lei and Zhang Mingwei, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SINO GLOBAL SHIPPING AMERICA, LTD. that the shareholder(s) is/are entitled to vote at the Fiscal Year 2012 Annual Meeting of Shareholder(s) to be held at 10:00 AM, Eastern Time on November 14, 2011 at the Sheraton LaGuardia East Hotel, 135-20, 39th Avenue, Flushing, New York 11354, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side

0000116623_2 R1.0.0.11699